UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): June 14, 2024 (June 12, 2024)

ONEMAIN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36129	27-3379612
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

601 N.W. Second Street, Evansville, IN 47708
(Address of principal executive offices) (Zip code)
(812) 424-8031
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OMF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

OneMain Holdings, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) on Wednesday, June 12, 2024. Stockholders holding 108,122,879 shares of the Company’s common stock were present in person or represented by proxy at the 2024 Annual Meeting, which represented approximately 90.23% of the 119,825,391 shares of the Company’s common stock that were issued and outstanding as of the April 17, 2024 record date for the 2024 Annual Meeting.

At the 2024 Annual Meeting, the following proposals were presented for vote by Company’s stockholders: (i) to elect Philip L. Bronner, Toos N. Daruvala and Douglas H. Shulman as Class II directors to serve until the 2027 annual meeting of stockholders, and until such director’s successor has been elected and qualified, or until such director’s earlier death, resignation or removal (the “Director Election Proposal”) and (ii) to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Ratification Proposal”). No other matters were submitted for stockholder action.

At the 2024 Annual Meeting, Messrs. Bronner, Daruvala and Shulman were elected as Class II directors and the Auditor Ratification Proposal was approved by the votes set forth below:

1. Director Election Proposal:	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Philip L. Bronner	81,952,681	15,027,864	58,538	11,083,796
Toos N. Daruvala	82,419,727	14,560,524	58,832	11,083,796
Douglas H. Shulman	82,440,116	14,529,638	69,329	11,083,796

2. Auditor Ratification of Proposal:	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

	106,696,790	1,334,667	91,422	—

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.
Exhibit Number	Description
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEMAIN HOLDINGS, INC.

		By:	/s/ Jeannette E. Osterhout
		Name:	Jeannette E. Osterhout
		Title:	Executive Vice President and Chief Financial Officer

Date:	June 14, 2024